UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21948

Cohen & Steers Closed-End Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Item 1. Reports to Stockholders.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2012. The net asset value (NAV) at that date was $13.67 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at year end, the Fund's closing price on the NYSE was $12.42.

The total returns, including income, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2012	Year Ended December 31, 2012
Cohen & Steers Closed-End Opportunity Fund at NAV[a]	7.35%	14.66%
Cohen & Steers Closed-End Opportunity Fund at Market Value[a]	6.01%	12.45%
Morningstar U.S. All Taxable Ex-Foreign Equity Index[b]	5.57%	14.66%
S&P 500 Index[b]	5.95%	16.00%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. NAV return reflects fee waivers and/or expense reimbursements, without which the return would be lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing.

The Fund makes regular quarterly distributions at a level rate (the "Policy"). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The Morningstar U.S. All Taxable Ex-Foreign Equity Index measures the market capitalization-weighted total return of 347 taxable equity and fixed income closed-end funds—it excludes international, regional and country closed-end funds. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Investment Review

Closed-end funds generated strong returns in 2012 based on both market price and NAV, as credit spreads narrowed in response to efforts by central banks to ease monetary conditions. Despite evidence of slowing global economic growth, investors appeared optimistic that the new easing measures could reverse the trend, or at least prevent a worst-case outcome. This provided a generally favorable backdrop for both equities and fixed income.

On the valuation front, the average discount to their underlying NAV for closed-end funds was about 2.9% at the end of 2012, close to its level when the year began. Although valuations were relatively stable during much of the period, closed-end funds were turbulent in November. Market prices turned sharply lower amid general post-election uncertainty regarding federal tax and spending policies and specific concerns about capital-gains taxes—at the time, investors were keen to lock in gains ahead of possible tax-rate increases. As a result, equity and fixed income funds traded at an average discount of 7.6% and 3.6%, respectively, by mid-month. We took advantage of the extreme selloff to tactically re-position the Fund based on where we saw the best relative values in the market.

Within the equity category, performance was broadly positive by sector. Health-biotech funds (31.9%c total return in the index based on market price) had strong performance. The sector participated in broad rallies but also showed some resilience in downturns when the market favored more-defensive companies. Real estate funds (33.3%) were also standouts. In an environment of uncertain growth, investors appeared to favor REITs for their relatively stable lease-based cash flows and access to capital at attractive terms. One of the poorest-performing equity groups was commodities funds (3.7%), which struggled despite a rise in gold and silver prices for the year. Certain companies focused on mining were hampered by rising costs and labor problems in various countries. Energy/resources funds (3.3%) also underperformed, restrained by disappointing results from many leading companies in the energy business.

The fixed income funds category also saw positive returns across all sectors. The preferreds group (21.5%) was a top performer, benefiting from demand for high income, as well as a favorable supply backdrop in the underlying asset class. U.S. banks announced large redemptions of their trust preferred securities, retiring preferreds that are destined to lose their Tier 1 capital status due to regulatory changes.

Funds that invest in mortgage-backed bonds (23.1%) were another standout, lifted by early signs of recovery in the U.S. housing market. Emerging market income funds (23.5%) were strong performers

c  Sector constituents as per the Morningstar U.S. All Taxable Ex-Foreign Equity Index; constituent returns as per Bloomberg L.P.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

as authorities in many emerging markets adopted monetary easing and other stimulus measures. Government bond funds (11.1%) and taxable municipal funds (13.2%) underperformed as investors were willing to accept higher-risk offerings in pursuit of income and total return, although these sectors still had impressive results in absolute terms.

The closed-end fund IPO market remained strong

There were 23 closed-end fund IPOs in 2012 that raised a total of $12.1 billion, up sharply from the $5.9 billion in new issuance during the previous year. The majority of assets were raised in fixed income fund IPOs, a reversal of the trend in 2011 when equity funds dominated the launch calendar. The year got off to a strong start when the first deal of the year opened at a strong premium to its offering price—the first new issue since the global financial crisis to do so. This suggested that investors had become receptive to leveraged income strategies given the relatively meager yields offered by unleveraged high-quality fixed income securities.

Fund performance

The Fund had a positive total return for the year based on market price and NAV, and performed in line with its benchmark on an NAV basis. Factors that contributed positively to relative performance included fund selection in the covered call group (14.6% total return in the index). In particular, we had overweights in two covered call funds that entered the period trading at what we considered to be attractive valuations. These funds had sizable gains after declining in 2011. Our overweight and fund selection in the multi-sector group (19.7%) also aided performance; our focus was on fixed income funds with strong earnings profiles. Fund selection in the master limited partnership (8.0%) and preferreds sector benefited relative return, as did our overweight in equity tax-advantaged funds (17.5%), which outperformed despite fiscal cliff concerns (the threat of higher dividend taxes).

Fund selection in the commodities sector detracted from performance, reflecting our preference for mining companies over pure-metals strategies. Our underweight in emerging market income funds (23.5%) hindered relative return as well. We viewed the group as fully valued; however, investors reacted very positively to the improving credit profiles in many emerging economies. Our overweight and fund selection in the energy/resources sector also detracted.

Investment Outlook

We expect monetary policy in the U.S. and abroad to remain accommodative due to persistent economic challenges and generally modest inflation. In December, the Federal Reserve introduced an explicit unemployment rate target of 6.5% (well below the current rate of 7.8%) as a guide to when it would be inclined to begin to raise interest rates absent a spike in inflation. As a result, we do not foresee a meaningful rise in interest rates in the first half of 2013, and believe that a relatively stable rate and credit environment will prevail in the near term. With the tax portion of the "fiscal cliff" having been settled for now, federal spending negotiations will be a source of uncertainty and we are closely monitoring developments.

Given low borrowing rates, we believe the yield advantage of leveraged closed-end funds will continue to draw investor interest. Market prices may continue to fluctuate relative to NAV, although we

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

believe the underlying market technicals will continue to support prices for closed-end funds. We expect the flow of new supply to increase from the level of issuance in 2012, with total assets raised growing, but remaining well below levels seen in the banner years of 2003 and 2007.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS
Co-chairman	Co-chairman

  DOUGLAS R. BOND

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our website contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

December 31, 2012

Top Ten Holdings
(Unaudited)

Closed-End Fund	Value	% of Net Assets
Eaton Vance Tax-Managed Buy-Write Opportunities Fund	$14,340,900	3.8
Nuveen Credit Strategies Income Fund	13,424,887	3.6
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	13,391,746	3.6
Eaton Vance Tax-Managed Diversified Equity Income Fund	12,956,995	3.5
AGIC Convertible & Income Fund	12,670,889	3.4
Nuveen Preferred Income Opportunities Fund	12,392,368	3.3
PIMCO High Income Fund	11,164,920	3.0
PIMCO Income Opportunity Fund	10,822,582	2.9
Gabelli Dividend & Income Trust	10,137,886	2.7
AGIC Convertible & Income Fund II	9,981,253	2.7

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2012

		Number of Shares	Value
CLOSED-END FUNDS	98.5%
COMMODITIES	4.9%
Central Fund of Canada Ltd. (Canada)		295,186	$6,207,762
iShares Gold Trust ETF[a]		96,000	1,561,920
iShares Silver Trust ETF[a]		61,300	1,799,155
Market Vectors Gold Miners ETF		68,800	3,191,632
Sprott Physical Gold Trust ETF (Canada)[a]		241,000	3,424,610
Sprott Physical Silver Trust ETF (Canada)[a]		191,900	2,310,476
			18,495,555
COVERED CALL	13.2%
Eaton Vance Tax-Managed Buy-Write Opportunities Fund		1,147,272	14,340,900
Eaton Vance Tax-Managed Diversified Equity Income Fund		1,382,817	12,956,995
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund		477,365	5,103,032
Eaton Vance Tax-Managed Global Diversified Equity Income Fund		1,520,062	13,391,746
NFJ Dividend Interest & Premium Strategy Fund		131,000	2,043,600
Nuveen Equity Premium Opportunity Fund		124,300	1,500,301
			49,336,574
EMERGING MARKETS DEBT	1.2%
AllianceBernstein Global High Income Fund		278,800	4,363,220
ENERGY/RESOURCES	5.8%
ASA Gold and Precious Metals Ltd. (Bermuda)		438,700	9,445,211
BlackRock Real Asset Equity Trust		319,700	3,280,122
BlackRock World Mining Trust PLC (United Kingdom)[b]		63,100	608,433
Energy Select Sector SPDR Fund ETF		48,200	3,443,408
Market Vectors Oil Service ETF		127,600	4,935,568
			21,712,742

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
EQUITY TAX-ADVANTAGED	9.2%
Eaton Vance Tax-Advantaged Dividend Income Fund		507,476	$8,373,354
Eaton Vance Tax-Advantaged Global Dividend Income Fund		498,800	6,773,704
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund		224,500	4,510,205
Gabelli Dividend & Income Trust		626,569	10,137,886
John Hancock Tax-Advantaged Dividend Income Fund		167,890	3,028,736
Nuveen Tax-Advantaged Total Return Strategy Fund		153,900	1,617,489
			34,441,374
FINANCIAL	0.3%
Financial Select Sector SPDR Fund		59,000	967,600
GLOBAL EQUITY	1.0%
ING Infrastructure Industrials and Materials Fund		136,600	2,238,874
Nuveen Global Value Opportunities Fund		108,000	1,610,280
			3,849,154
GLOBAL HYBRID (GROWTH & INCOME)	1.3%
Clough Global Opportunities Fund		432,100	5,072,854
GLOBAL INCOME	3.7%
First Trust Aberdeen Global Opportunity Income Fund		21,700	387,345
Nuveen Global Government Enhanced Income Fund		148,100	2,076,362
Nuveen Multi-Currency Short-Term Government Income Fund		232,100	2,987,127
Putnam Premier Income Trust		301,953	1,648,663
Templeton Global Income Fund		443,772	4,189,208
Western Asset Global High Income Fund		198,300	2,732,574
			14,021,279
GOVERNMENT	0.6%
AllianceBernstein Income Fund		258,518	2,093,996
HEALTH/BIOTECH	0.3%
BlackRock Health Sciences Trust		42,000	1,176,840

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
HIGH YIELD	8.1%
New America High Income Fund		537,778	$5,619,780
PIMCO High Income Fund		1,065,355	11,164,920
Pioneer Diversified High Income Trust		213,870	4,294,509
Pioneer High Income Trust		105,730	1,683,222
Wells Fargo Advantage Income Opportunities Fund		562,500	5,664,375
Western Asset High Income Fund II		197,589	1,908,710
			30,335,516
INVESTMENT GRADE	2.5%
John Hancock Investors Trust		34,800	785,436
Nuveen Short Duration Credit Opportunities Fund		85,100	1,697,745
PIMCO Corporate Opportunity Fund		351,997	6,832,262
			9,315,443
LIMITED DURATION	1.1%
Eaton Vance Limited Duration Income Fund		205,937	3,430,910
Wells Fargo Advantage Multi-Sector Income Fund		47,200	763,224
			4,194,134
MASTER LIMITED PARTNERSHIPS	6.1%
First Trust Energy Income and Growth Fund		226,880	6,953,872
Kayne Anderson Energy Total Return Fund		247,624	6,089,074
Kayne Anderson Midsteam/Energy Fund		100,300	2,887,637
Kayne Anderson MLP Investment Company		72,800	2,145,416
Nuveen Energy MLP Total Return Fund		261,508	4,628,692
			22,704,691
MULTI-SECTOR	12.5%
AGIC Convertible & Income Fund		1,458,100	12,670,889
AGIC Convertible & Income Fund II		1,258,670	9,981,253
PIMCO Dynamic Income Fund		287,785	8,414,833
PIMCO Income Opportunity Fund		371,527	10,822,582
PIMCO Income Strategy Fund II		446,500	4,933,825
			46,823,382
MUNICIPAL	0.3%
Nuveen AMT-Free Municipal Income Fund		84,339	1,251,591

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
PREFERRED	6.2%
Flaherty & Crumrine/Claymore Preferred Securities Income Fund		332,632	$6,502,956
Flaherty & Crumrine/Claymore Total Return Fund		223,400	4,499,276
Nuveen Preferred Income Opportunities Fund		1,276,248	12,392,368
			23,394,600
REAL ESTATE	2.7%
Alpine Global Premier Properties Fund		431,311	3,139,944
CBRE Clarion Global Real Estate Income Fund		405,812	3,595,494
Nuveen Real Estate Income Fund		342,439	3,588,761
			10,324,199
SENIOR LOAN	11.1%
Eaton Vance Floating-Rate Income Trust		401,565	6,842,668
Eaton Vance Senior Floating-Rate Trust		253,526	4,048,810
Eaton Vance Senior Income Trust		670,787	5,057,734
ING Prime Rate Trust		386,315	2,399,016
Nuveen Credit Strategies Income Fund		1,391,180	13,424,887
Nuveen Floating Rate Income Fund		311,900	3,802,061
Nuveen Floating Rate Income Opportunity Fund		130,200	1,594,950
Pioneer Floating Rate Trust		330,290	4,382,948
			41,553,074
U.S. GENERAL EQUITY	4.9%
Consumer Discretionary Select Sector SPDR Fund ETF		40,100	1,901,943
Gabelli Equity Trust		1,643,300	9,169,614
Royce Value Trust		529,000	7,099,180
SPDR S&P 500 ETF Trust		2,700	384,804
			18,555,541
U.S. HYBRID (GROWTH & INCOME)	1.5%
DNP Select Income Fund		413,416	3,915,050
Guggenheim Strategic Opportunities Fund		72,300	1,554,450
			5,469,500
TOTAL CLOSED-END FUNDS (Identified cost—$323,150,036)			369,452,859

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
SHORT-TERM INVESTMENTS	1.0%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[c]		1,900,751	$1,900,751
Federated Government Obligations Fund, 0.01%[c]		1,901,061	1,901,061
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$3,801,812)			3,801,812
TOTAL INVESTMENTS (Identified cost—$326,951,848)	99.5%		373,254,671
OTHER ASSETS IN EXCESS OF LIABILITIES	0.5%		1,838,363
NET ASSETS (Equivalent to $13.67 per share based on 27,439,099 shares of common stock outstanding)	100.0%		$375,093,034

Glossary of Portfolio Abbreviations

ETF  Exchange-Traded Fund

SPDR  Standard & Poor's Depositary Receipt

Note: Percentages indicated are based on the net assets of the Fund.

a  Non-income producing security.

b  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 0.2% of the net assets of the Fund, all of which have been fair valued pursuant to foreign equity fair value pricing procedures approved by the Board of Directors.

c  Rate quoted represents the seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments in securities, at value (Identified cost—$326,951,848)	$373,254,671
Cash	100,233
Receivable for:
Dividends	3,112,185
Other assets	1,835
Total Assets	376,468,924
LIABILITIES:
Payable for:
Dividends declared	921,215
Investment management fees	302,071
Investment securities purchased	152,182
Directors' fees	108
Other liabilities	314
Total Liabilities	1,375,890
NET ASSETS	$375,093,034
NET ASSETS consist of:
Paid-in capital	$475,483,725
Dividends in excess of net investment income	(2,672,374)
Accumulated net realized loss	(144,021,140)
Net unrealized appreciation	46,302,823
$375,093,034
NET ASSET VALUE PER SHARE:
($375,093,034 ÷ 27,439,099 shares outstanding)	$13.67
MARKET PRICE PER SHARE	$12.42
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(9.14)%

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

Investment Income:
Dividend income (net of $443 of foreign withholding tax)	$20,893,468
Expenses:
Investment management fees	3,583,751
Professional fees	225,000
Directors' fees and expenses	26,748
Miscellaneous	4,153
Total Expenses	3,839,652
Reduction of Expenses (See Note 2)	(30,902)
Net Expenses	3,808,750
Net Investment Income	17,084,718
Net Realized and Unrealized Gain:
Net realized gain on:
Investments	15,139,714
Foreign currency transactions	1,163
Net realized gain	15,140,877
Net change in unrealized appreciation on investments	16,973,589
Net realized and unrealized gain	32,114,466
Net Increase in Net Assets Resulting from Operations	$49,199,184

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
From Operations:
Net investment income	$17,084,718	$18,048,250
Net realized gain	15,140,877	2,521,572
Net change in unrealized appreciation (depreciation)	16,973,589	(26,292,410)
Net increase (decrease) in net assets resulting from operations	49,199,184	(5,722,588)
Dividends and Distributions to Shareholders from:
Net investment income	(28,536,663)	(21,100,604)
Tax return of capital	—	(7,463,427)
Total dividends and distributions to shareholders	(28,536,663)	(28,564,031)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	—	(424,762)
Total increase (decrease) in net assets	20,662,521	(34,711,381)
Net Assets:
Beginning of year	354,430,513	389,141,894
End of year[a]	$375,093,034	$354,430,513

a  Includes dividends in excess of net investment income of $2,672,374 and $3,501,351, respectively.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Performance:	2012	2011	2010	2009	2008
Net asset value, beginning of year	$12.92	$14.16	$13.07	$9.34	$16.88
Income from investment operations:
Net investment income	0.62 [a]	0.81	0.78	0.59	0.74
Net realized and unrealized gain (loss)	1.17	(1.01)	1.29	4.14	(6.87)
Total from investment operations	1.79	(0.20)	2.07	4.73	(6.13)
Less dividends and distributions to shareholders from:
Net investment income	(1.04)	(0.77)	(0.93)	(0.61)	(0.73)
Tax return of capital	—	(0.27)	(0.05)	(0.39)	(0.68)
Total dividends and distributions to shareholders	(1.04)	(1.04)	(0.98)	(1.00)	(1.41)
Anti-dilutive effect of common share offering	—	—	—	0.00 [b]	0.00 [b]
Anti-dilutive effect from the purchase of common shares	—	0.00 [b]	—	—	—
Net increase (decrease) in net asset value	0.75	(1.24)	1.09	3.73	(7.54)
Net asset value, end of year	$13.67	$12.92	$14.16	$13.07	$9.34
Market value, end of year	$12.42	$11.97	$13.03	$12.13	$9.16
Total net asset value return[c]	14.66%	–1.02%	16.93%	53.77%	–38.32%
Total market value return[c]	12.45%	–0.34%	15.94%	45.51%	–36.06%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$375.1	$354.4	$389.1	$359.2	$255.6
Ratio of expenses to average daily net assets (before expense reduction)[d]	1.02%[e]	0.96%	0.96%	0.97%	0.97%
Ratio of expenses to average daily net assets (net of expense reduction)[d]	1.01%[e]	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average daily net assets (before expense reduction)[d]	4.52%[e]	4.68%	5.64%	5.09%	4.06%
Ratio of net investment income to average daily net assets (net of expense reduction)[d]	4.53%[e]	4.69%	5.66%	5.10%	4.09%
Portfolio turnover rate	51%	82%	79%	63%	40%

a  Calculations based on average shares outstanding.

b  Amount is less than $0.005.

c  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's New York Stock Exchange market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Does not include expenses incurred by the closed-end funds in which the Fund invests.

e  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to the proposal to convert to an open-end fund (Note 7). Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 0.96% and 0.95%, respectively; and the ratio of net investment income to average daily net assets (before expense reduction and net of expense reduction) would have been 6.88% and 6.89%, respectively.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Closed-End Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 14, 2006 and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to achieve total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain foreign securities to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. As of December 31, 2012, there were $608,433 of securities transferred between Level 1 and Level 2, which resulted from foreign equity fair value pricing procedures utilized by the Fund as of December 31, 2012.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Closed-End Funds— Energy/Resources	$21,712,742	$21,104,309	$608,433	$—
Closed-End Funds— Other Funds	347,740,117	347,740,117	—	—
Money Market Funds	3,801,812	—	3,801,812	—
Total Investments[a]	$373,254,671	$368,844,426	$4,410,245	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Closed-End Funds ("CEFs") are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the CEFs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the CEFs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities,

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2012, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.95% of the average daily net assets of the Fund.

The investment manager is also responsible, under the investment management agreement, for the performance of certain administrative functions for the Fund.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

The investment manager has contractually agreed to reimburse the Fund so that its total annual operating expenses, excluding brokerage fees, taxes and commissions, interest, fees and expenses of the Fund's independent directors (as well as their independent counsel and other independent consultants), trade organization membership dues, federal and state registration fees and, upon approval of the Board of Directors, extraordinary expenses, do not exceed 0.95% of the average daily net assets. This commitment will remain in place for the life of the Fund. For the year ended December 31, 2012, fees waived and/or expenses reimbursed totaled $30,902.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2012, totaled $189,987,255 and $192,398,355, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Ordinary income	$27,660,410	$20,471,355
Tax-exempt income	876,253	629,249
Tax return of capital	—	7,463,427
Total dividends and distributions	$28,536,663	$28,564,031

As of December 31, 2012, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$337,680,327
Gross unrealized appreciation	$43,064,422
Gross unrealized depreciation	(7,490,078)
Net unrealized appreciation	$35,574,344

As of December 31, 2012, the Fund had a net capital loss carryforward of $135,718,853 which may be used to offset future capital gains. These losses are comprised of a short-term capital loss carryover of which $21,389,411 will expire on December 31, 2016, $98,992,970 will expire on December 31, 2017 and $15,336,472 will expire on December 31, 2018. In addition, the Fund incurred

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

net ordinary losses of $303,555 after October 31, 2012, that it has elected to treat as arising in the following fiscal year.

During the year ended December 31, 2012, the Fund utilized net capital loss carryforwards of $12,339,948.

As of December 31, 2012, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and unrealized appreciation on passive foreign investment companies and permanent book/tax differences primarily attributable to foreign currency transactions, fund distributions and sales of passive foreign investment companies. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $11,047,336, accumulated net realized loss was charged $1,233,586 and dividends in excess of net investment income was credited $12,280,922. Net assets were not affected by this reclassification.

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the years ended December 31, 2012 and December 31, 2011, the Fund did not issue any shares of common stock for the reinvestment of dividends.

On December 11, 2012, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding ("Share Repurchase Program") as of January 1, 2013 through the fiscal year ended December 31, 2013. During the year ended December 31, 2012, the Fund did not effect any repurchases. During the year ended December 31, 2011, the Fund repurchased 35,087 Treasury shares of its common stock at an average price of $12.11 per share (including brokerage commissions) at a weighted average discount of 8.6%. These repurchases, which had a total cost of $424,762, resulted in an increase of less than $0.005 to the Fund's net asset value per share.

Note 6. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 7. Conversion Vote Trigger

The Fund's charter ("Charter") required the Fund to convene a stockholders meeting for the purpose of voting on a proposal to convert to an open-end fund if, starting five years from the Fund's

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

initial public offering (November 20, 2006), the Fund's Common Shares closed on the New York Stock Exchange at an average price over a period of 75 consecutive trading days that was a 7.5% or greater discount from the average net asset value of the Fund's Common Shares during such period ("Conversion Vote Trigger").

On March 9, 2012, the Fund announced that it had met the Conversion Vote Trigger and, as required by its Charter, it would submit to a stockholder vote a proposal that the Fund convert from a closed-end fund to an open-end fund. Pursuant to the Fund's Charter, the record date for the special meeting was required to be within 45 days from the occurrence of the Conversion Vote Trigger, and the special meeting had to be held within 90 days of the record date. The Fund held a special stockholders meeting on July 7, 2012. The record date for the meeting was March 19, 2012.

On June 7, 2012, the Fund announced that an insufficient number of proxies were submitted to establish a quorum for the special meeting of stockholders. Accordingly, the proposal to convert to an open-end fund was not considered. Of the proxies submitted, stockholders voted overwhelmingly against converting the Fund to an open-end structure. The open-end proposal required approval by a majority of votes entitled to be cast in order for the Fund to convert to an open-end fund from a closed-end fund. As disclosed in the proxy statement for the special meeting, the Fund had no obligation to adjourn the meeting to a later date and has no obligation to submit a similar proposal to stockholders in the future.

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board ("FASB") issued an Accounting Standards Update No. 2011-11, "Balance Sheet (Topic 210)—Disclosures about Offsetting Assets and Liabilities requirements in U.S. GAAP and IFRSs" ("ASU 2011-11"). ASU 2011-11 requires additional disclosures on financial instruments and derivative instruments that are either offset in accordance with existing accounting guidance or are subject to an enforceable master netting arrangement or similar agreement. The new requirements do not change the accounting guidance on netting, but rather enhance the disclosures to more clearly show the impact of netting arrangements on a company's financial position.

Management is currently evaluating the impact the adoption of this pronouncement will have on the Fund's financial statements. ASU 2011-11 is effective for fiscal years and interim periods beginning after January 1, 2013.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2012 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Closed-End Opportunity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Closed-End Opportunity Fund, Inc. (the "Fund") at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 22, 2013

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended December 31, 2012) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (11/24/06)	One Year	Five Years	Since Inception (11/24/06)
14.66%	4.71%	3.24%	12.45%	3.86%	1.09%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

TAX INFORMATION—2012 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $5,169,979. 3.1% of the distributions of net investment income will be treated as exempt income for federal income tax purposes. The Fund has elected, pursuant to section 853 of the Internal Revenue Code, to pass through foreign taxes of $169,250.

REINVESTMENT PLAN

The Fund has a dividend reinvestment plan commonly referred to as an "opt-out" plan (the "Plan"). Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains ("Dividends") automatically reinvested in additional common shares by Computershare as agent (the "Plan Agent"). Shareholders who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.

The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the Dividend payment date, the net asset value ("NAV") per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the Fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the "Purchase Period"), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.

Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of Dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Director[4]
Robert H. Steers Age: 59	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (the Advisor) since 2003 and its parent, Cohen & Steers, Inc. since 2004. Vice President of Cohen & Steers Securities, LLC.	20	1991 to present
Martin Cohen Age: 64	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	20	1991 to present
Disinterested Directors
Michael G. Clark Age: 47	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	20	June 2011 to present

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Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Bonnie Cohen[5] Age: 70	Director	Until next election of directors	Consultant. Board Member DC Public Library Foundation since 2012; Board Member, United States Department of Defense Business Board since 2010; Board Member, Teluride Mountain Film Festival since 2010; Advisory Board Member, Posse Foundation since 2004; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004.	20	2001 to present
George Grossman Age: 59	Director	Until next election of directors	Attorney-at-law	20	1993 to present
Richard E. Kroon Age: 70	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	20	2004 to present

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COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

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Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard J. Norman Age: 69	Director	Until next election of directors

Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Volunteer Corps since February 2010; Liaison for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.

				20	2001 to present
Frank K. Ross Age: 69	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	20	2004 to present

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COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

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Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
C. Edward Ward Jr. Age: 66	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	20	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM (Interested Directors).

5  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

The officers of the Fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 48	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005
Joseph M. Harvey Age: 49	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004
Douglas R. Bond Age: 53	Vice President

Executive Vice President of CSCM since 2004. Prior to that first vice president of Merrill Lynch & Co., Inc., responsible for asset managers and funds and involved in all closed-end funds underwritten by Merrill Lynch during this period.

Since 2007
Yigal Jhirad Age: 48	Vice President

Senior Vice President of CSCM since 2007. Prior to that, executive director at Morgan Stanley and head of prime brokerage equity product marketing responsible for developing and marketing quantitative and derivatives product to hedge funds.

Since 2007
Francis C. Poli Age: 50	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007
James Giallanza Age: 46	Treasurer and Chief Financial Officer

Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006.

Since 2006
Lisa D. Phelan Age: 44	Chief Compliance Officer

Senior Vice President and Director of Compliance of CSCM since 2007 and prior to that, Vice President since 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004.

Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities (REITs)

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities (REITs)

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international non-U.S. real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities (REITs)

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred securities

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return, investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by BlackRock Investments, LLC

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Douglas R. Bond
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: FOF

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represents past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

CLOSED-END OPPORTUNITY FUND

280 PARK AVENUE

NEW YORK, NY 10017

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FOFAR

Annual Report December 31, 2012

Cohen & Steers Closed-End Opportunity Fund

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY  10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s Audit Committee, are each an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2012	2011
Audit Fees	$48,410	$47,000
Audit-Related Fees	$0	$0
Tax Fees	$6,400	$6,250
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)                   The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e) (2)                No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   Not applicable.

(g)                                  For the fiscal years ended December 31, 2012 and December 31, 2011, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2012	2011
Registrant	$6,400	$6,250
Investment Advisor	$15,000	$20,000

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Frank K. Ross (chairman), Michael G. Clark, Bonnie Cohen, George Grossman and Richard E. Kroon.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc., in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers, Inc. and its affiliated advisors (“Cohen & Steers”, “we” or “us”) follow in exercising voting rights with respect to securities held in its client portfolios.  All proxy-voting rights that are exercised by Cohen & Steers shall be subject to this Statement of Policy and Procedures

A.                                    General Proxy Voting Guidelines

Objectives

Voting rights are an important component of corporate governance.  Cohen & Steers has three overall objectives in exercising voting rights:

•                  Responsibility. Cohen & Steers shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders.  Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

•                  Rationalizing Management and Shareholder Concerns.  Cohen & Steers seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders.  In this respect, compensation must be structured to reward the creation of shareholder value.

•                  Shareholder Communication.  Since companies are owned by their shareholders, Cohen & Steers seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

General Principles

In exercising voting rights, Cohen & Steers shall conduct itself in accordance with the general principles set forth below.

•                  The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•                  In exercising voting rights, Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•                  Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•                  In exercising voting rights on behalf of clients, Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the constructive owner of the securities.

•                  To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.

•                  Voting rights shall not automatically be exercised in favor of management-supported proposals.

•                  Cohen & Steers, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

General Guidelines

Set forth below are general guidelines that Cohen & Steers shall follow in exercising proxy voting rights:

•                  Prudence.  In making a proxy voting decision, Cohen & Steers shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value.  Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

•                  Third Party Views.  While Cohen & Steers may consider the views of third parties, Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party.  Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

•                  Shareholder Value.  Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ.  In determining how a proxy vote may affect the economic value of a security, Cohen & Steers shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., Cohen & Steers may discount long-term views on a short-term holding).

Specific Guidelines

Uncontested Director Elections

Votes on director nominees should be made on a case-by-case basis using a “mosaic” approach, where all factors are considered in director elections and where no single issue is deemed to be determinative.  For example, a nominee’s experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, we consider the following factors:

•                  Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•                  Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees;

•                  Whether the board ignored a significant shareholder proposal that was approved by a (i) majority of the shares outstanding or (ii) majority of the votes cast for two consecutive years;

•                  Whether the board, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•                  Whether the nominee is an inside or affiliated outside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

•                  Whether the nominee is an insider or affiliated outsider on boards that are not at least majority independent;

•                  Whether the nominee is the CEO of a publicly-traded company who serves on more than two public boards;

•                  Whether the nominee is the chairperson of more than one publicly-traded company;

•                  Whether the nominee serves on more than four public company boards;

•                  Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls;

•                  Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives;

•                  Whether the nominee has a material related party transaction or is believed by us to have a material conflict of interest with the portfolio company;

•                  Whether the nominee (or the overall board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment, including, among other things, whether the company’s total shareholder return is in the bottom 25% of its peer group over the prior five years;

•                  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•                  Failure to replace management as appropriate; and

•                  Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Proxy Access

We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving.  However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. We will generally vote against proxy access except in instances where companies have displayed a lack of shareholder accountability and where the proposal is specifically defined (i.e. minimum ownership threshold, duration, etc.).

Proxy Contests

Director Nominees in a Contested Election

By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control.  Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control.  Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience.  It is impossible to have a general policy regarding director nominees in a contested election.

Reimbursement of Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Ratification of Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally, we vote against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees.

We vote on a case-by-case basis on auditor rotation proposals.  Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues.

Generally, we vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

Takeover Defenses

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value.  As a result, Cohen & Steers opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management.  The following are our guidelines on change of control issues:

Shareholder Rights Plans

We acknowledge that there are arguments for and against shareholder rights plans, also known as “poison pills.”  Companies should put their case for rights plans to shareholders.

We review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.

Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Unequal Voting Rights

Generally, we vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Classified Boards

We generally vote in favor of shareholder proposals to declassify a board of directors, although we acknowledge that a classified board may be in the long-term best interests of a company in certain situations, such as continuity of a strong board and management team or for certain types of companies.  In voting on shareholder proposals to declassify a board of directors, we evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Cumulative Voting

Having the ability to cumulate our votes for the election of directors — that is, cast more than one vote for a director about whom they feel strongly — generally increases shareholders’ rights to effect change in the management of a corporation. However, we acknowledge that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders.  In voting on proposals to institute cumulative voting, we therefore evaluate all facts and circumstances surrounding such proposal and we generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for board elections and de-staggered boards.

Shareholder Ability to Call Special Meeting

Cohen & Steers votes on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.  We recognize the importance on shareholder ability to call a special meeting and generally will vote for such shareholder proposals where the shareholder(s) making such proposal hold at least 20% of the company’s outstanding shares. However, we are also aware that some proposals are put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company, and in those cases we will vote against such shareholder proposals.

Shareholder Ability to Act by Written Consent

We generally vote against proposals to allow or facilitate shareholder action by written consent.  The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board

We generally vote for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While we recognize the importance of such proposals, we are however also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Miscellaneous Board Provisions

Board Committees

Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisors where appropriate at the company’s expense.

Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.

Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles.  We do acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

Majority of Independent Directors

We vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Independent Committees

We vote for shareholder proposals requesting that the board’s audit, compensation, and nominating committees consist exclusively of independent directors.

Stock Ownership Requirements

We support measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Term of Office

We vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Board Size

We generally vote for proposals to limit the size of the board to 15 members or less.

Majority Vote Standard

We generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

Confidential Voting

We vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We also vote for management proposals to adopt confidential voting.

Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items.  In instances where the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals.  If the combined effect is positive, we support such proposals. In the case of bundled director proposals, we will vote for the entire slate only if we would have otherwise voted for each director on an individual basis.

Date/Location of Meeting

We vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

Adjourn Meeting if Votes are Insufficient.

Open-end requests for adjournment of a shareholder meeting generally will not be supported.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents

We vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Capital Structure

Increase Additional Common Stock

We generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

•                  creates a blank check preferred stock; or

•                  establishes classes of stock with superior voting rights.

Blank Check Preferred Stock

Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares.  We may vote in favor of this type of proposal when we receive assurances to our reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock.  These representations should be made either in the proxy statement or in a separate letter from the company to Cohen & Steers.

Pre-emptive Rights

We believe that the governance and regulation of public equity markets allow for adequate shareholder protection against dilution.  Further, we believe that companies should have more flexibility to issue shares without costly and time constraining rights offerings. As such, we do not believe that pre-emptive rights are necessary and as such, we generally vote for the issuance of equity shares without pre-emptive rights. On a limited basis, we will vote for shareholder pre-emptive rights where such pre-emptive rights are necessary, taking into account the best interests of the company’s shareholders.

We acknowledge that international local practices typically call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights).  While we would prefer that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, in markets outside the US we will approve issuance requests without pre-emptive rights for up to 100% of a company’s outstanding capital.

Dual Class Capitalizations

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we vote against adoption of a dual or multiple class capitalization structure.

Restructurings/Recapitalizations

We review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis.  In voting, we consider the following issues:

•                  dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•                  change in control—will the transaction result in a change in control of the company?

•                  bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Boards may institute share repurchase or stock buy-back programs for a number of reasons. Cohen & Steers will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.

Executive and Director Compensation

Executive Compensation (“Say on Pay”)

Votes regarding shareholder “say on pay” are determined on a case-by-case basis.  Generally, we believe that executive compensation should be tied to the long-term performance of the executive and the company both in absolute and relative to the peer group.  We therefore monitor the compensation practices of portfolio companies to determine whether compensation to these executives is commensurate to the company’s total shareholder return (TSR) (i.e., we generally expect companies that pay their executives at the higher end of the pay range to also be performing commensurately well).

Further, pay elements that are not directly based on performance are generally evaluated on a case-by-case basis considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The following list highlights certain negative pay practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•                  Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•                  Excessive perquisites or tax gross-ups;

•                  New or extended agreements that provide for:

•                  CIC payments exceeding 3 times base salary and bonus;

•                  CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•                  CIC payments with excise tax gross-ups (including “modified” gross-ups).

Also, we generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

We generally vote for annual advisory votes on compensation as we note that executive compensation is also evaluated on an annual basis by the company’s compensation committee.

Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis.  The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders).  Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options or restricted stock, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.  Every award type is valued.  An estimated dollar cost for the proposed plan and all continuing plans is derived.  This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power. Once the cost of the plan is estimated, it is compared to an allowable industry-specific and market cap-based dilution cap.

If the proposed plan cost is above the allowable cap, an against vote is indicated.  If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines.  If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote— even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by Cohen & Steers).

Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

Reload/Evergreen Features

We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Golden Parachutes

In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. In particular, we oppose the use of employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) and generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

We vote on a case-by-case basis on proposals to approve the company’s golden parachute compensation. Features that may lead to a vote against include:

•                  Potentially excessive severance payments (cash grants of greater than three times annual compensation (salary and bonus));

•                  Recently adopted or materially amended agreements that include excessive excise tax gross-up provisions (since prior annual meeting);

•                  Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

•                  Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•                  Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•                  Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•                  In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•                  The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Purchase Plans

We support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Option Expensing

We vote for shareholder proposals to expense fixed-price options.

Vesting

We believe that restricted stock awards normally should vest over at least a two-year period.

Option Repricing

Stock options generally should not be re-priced, and never should be re-priced without shareholder approval.  In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater.  Cohen & Steers will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Recoup Bonuses

We vote on a case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

Incorporation

Reincorporation Outside of the United States

Generally, we will vote against companies looking to reincorporate outside of the U.S.

Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, we evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis. In making our decision, we review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

We vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.  We support proposals that seek to lower super-majority voting requirements.

Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company.  This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others.  We generally vote against proposals to adopt such charter provisions.  We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

Changing Corporate Name

We vote for changing the corporate name.

Shareholder Rights

Our position on the rights of shareholders is as follows:

•                  Shareholders should be given the opportunity to exercise their rights. Notification of opportunities for the exercise of voting rights should be given in good time.

•                  Shareholders are entitled to submit questions to company management.

•                  Minority shareholders should be protected as far as possible from the exercise of voting rights by majority shareholders.

•                  Shareholders are entitled to hold company management as well as the legal person or legal entity accountable for any action caused by the company or company management for which the company, company management or legal entity should bear responsibility.

Environmental and Social Issues

We recognize that the companies in which we invest can enhance shareholder value and long-term profitability by adopting policies and procedures that promote corporate social and environmental responsibility.  Because of the diverse nature of environmental and social shareholder proposals and the myriad ways companies deal with them, these proposals should be considered on a case-by-case basis. All such proposals are scrutinized based on whether they contribute to the creation of shareholder value, are reasonable and relevant, and provide adequate disclosure of key issues to shareholders.  When evaluating social and environmental shareholder proposals, we tend to focus on the financial aspects of the social and environmental proposals, and we consider the following factors (in the order of importance as set forth below):

•                  Whether adoption of the proposal is likely to have significant economic benefit for the company, such that shareholder value is enhanced or protected by the adoption of the proposal;

•                  Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action, as many social and environmental issues are more properly the province of government and broad regulatory action;

•                  Whether the subject of the proposal is best left to the discretion of the board;

•                  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•                  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•                  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•                  Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•                  Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•                  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio manager of the registrant, as of December 31, 2012, is set forth below.

Douglas R. Bond • Vice President • Portfolio manager since inception	Executive vice president of the Advisor. Previously, first vice president for asset managers and funds at Merrill Lynch & Co.

The portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of December 31, 2012, the number of accounts the portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio manager does not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that he manages.

Douglas R. Bond

	Number of accounts	Total assets

• Registered investment companies	2	$705,766,000

• Other pooled investment vehicles	0	$0

• Other accounts	0	$0

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio manager as of December 31, 2012:

Dollar Range of Securities Owned

Douglas R. Bond	$100,001 - $500,000

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the Advisor and its affiliated companies (the “CNS Accounts”).  Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts.  It is the policy of the Advisor however not to put the interests of the CNS Accounts ahead of the interests of client accounts.  The Advisor may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts.  For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading.  As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order.  Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known.  In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts.  In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Advisor Compensation Structure. Compensation of the Advisor’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of the Advisor’s parent, CNS. The Advisor’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the Advisor’s investment professionals is reviewed primarily on an annual basis.

Method to Determine Compensation. The Advisor compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. The Advisor uses a variety of benchmarks to evaluate the portfolio manager’s performance for compensation purposes, including the Lehman Aggregate Bond Index with respect to Mr. Bond.  In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The Advisor manages certain funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the Advisor varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Advisor and CNS.  While the annual salaries of the Advisor’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total number of shares purchased	(b) Average price paid per share	(c) Total number of shares purchased part of publicly announced plans or programs	(d) Maximum number (or approximate dollar value) of shares (or units) that may yet be purchased under the plans or programs

1/1/11 to 1/31/11	N/A	N/A	N/A	N/A
2/1/11 to 2/28/11	N/A	N/A	N/A	N/A
3/1/11 to 3/31/11	N/A	N/A	N/A	N/A
4/1/11 to 4/30/11	N/A	N/A	N/A	N/A
5/01/11 to 5/31/11	N/A	N/A	N/A	N/A
6/01/11 to 6/30/11	N/A	N/A	N/A	N/A
7/01/11 to 7/31/11	N/A	N/A	N/A	N/A
8/01/11 to 8/31/11	N/A	N/A	N/A	N/A
9/01/11 to 9/30/11	N/A	N/A	N/A	N/A
10/01/11 to 10/31/11	N/A	N/A	N/A	N/A
11/01/11 to 11/30/11	N/A	N/A	N/A	N/A
12/01/11 to 12/31/11	35,087	12.11	35,087	N/A

Note: On December 11, 2012, the Board of Directors of the Fund approved continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (“Share Repurchase Program”) effective January 1, 2013 through the fiscal year ended December 31, 2013.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: March 8, 2013